                                   EXHIBIT 24




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                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan and (iii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.


                                         /S/ FRANK BORMAN
                                         -----------------------
                                         Frank Borman

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.


                                              /S/ JOHN L. CLENDENIN
                                              -------------------------
                                              John L. Clendenin

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.

                                              /S/ BONNIE G. HILL
                                              -------------------------
                                              Bonnie G. Hill

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.


                                              /S/ BERRY R. COX
                                              -------------------------
                                              Berry R. Cox

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.

                                              /S/ MILLEDGE A. HART, III
                                              ---------------------------
                                              Milledge A. Hart, III

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.

                                              /S/ WILLIAM S. DAVILA
                                              -------------------------
                                              William S. Davlia

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.



                                              /S/ KENNETH G. LANGONE
                                              -------------------------
                                              Kenneth G. Langone

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Bernard Marcus, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Restated and Amended Employee Stock Purchase Plan and The Home Depot Canada Registered Retirement Savings Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of June, 2000.



                                              /S/ M. FAYE WILSON
                                              -------------------------
                                              M. Faye Wilson